THE ADVISORS' INNER CIRCLE FUND II (THE "TRUST")

              CHAMPLAIN FOCUSED LARGE CAP VALUE FUND (THE "FUND")

                       SUPPLEMENT DATED DECEMBER 9, 2016
          TO THE PROSPECTUS DATED NOVEMBER 28, 2016 (THE "PROSPECTUS")
                                    AND THE
    STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 28, 2016 (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

The Board of Trustees of the Trust, at the recommendation of Champlain Investment Partners, LLC (the "Adviser"), the investment adviser of the Fund, has approved a plan of liquidation providing for the liquidation of the Fund's assets and the distribution of the net proceeds pro rata to the Fund's shareholders. In connection therewith, the Fund is closed to new investments. The Fund is expected to cease operations and liquidate on or about January 27, 2017 (the "Liquidation Date").

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the "How to Redeem Fund Shares" section of the Prospectus. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Fund, the Adviser may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will reflect costs of liquidating the Fund.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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